SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                    Cash Account Trust: Tax-Exempt Portfolio

Effective on or about May 28, 2008, the following information replaces similar information contained in the first bullet under "The Portfolio's Main Investment Strategy" section of the prospectuses.

The portfolio follows policies designed to maintain a stable share price:

o Portfolio securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase.

The following information replaces similar disclosure in "The Main Risks of Investing in the Portfolio" section of the prospectuses.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high-quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.








               Please Retain This Supplement for Future Reference



May 28, 2008
DMF-3666